SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 7, 2015

PLEASANT KIDS INC.

(Exact name of Company as specified in its charter)

Florida	333-148987	20-35337265
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
2600 West Olive Avenue, 5F, Burbank CA 91505
(Address of principal executive offices)
Phone: (855) 710-5437
(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1 - Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On August 7, 2015, the Company entered into a binding Letter of Intent (the “LOI”) with Next Group Holdings, Inc. (“NGH”) in which, subject to terms contained in the LOI, the NGH shareholders will acquire a majority of the issue and outstanding shares of the Company’s Common Stock.

SECTION 2 - Financial Information

Item 2.01 Completion of Acquisition or Disposition of Assets.

Incorporated by reference to Item 1.01 in its entirety.

SECTION 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Financial Statements

Upon final completion of all terms associated with the transaction, financial statements required under this section will provided within 75 days.

Pro Forma Financial Information

Pro forma financial information required under this section will be provided within 75 days.

Exhibits

Exhibit No.	Description
16.1	Copy of Agreement and Plan of Merger dated August 7, 2015	Provided herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pleasant Kids, Inc.

Date: August 10, 2015

By: /s/ Robert Rico

Robert Rico

President & CEO

Exhibit 16

TERM SHEET By and Between

Next Group Holdings, Inc.

And

Pleasant Kids, Inc.

7 August 2015

This Binding Term Sheet is by and between: NEXT GROUP HOLDINGS, INC.

Next Group Holdings, Inc. ("NGH"), which owns Next CALA, Inc. (94%); Meimoun & Mammon, LLC (100%); NxtGn, Inc. (65%); Next Mobile, LLC (100%); and Next Mobile 360, LLC (100%) and NGH along with such other entities may hereinafter be referred to collectively as "Next Group".

Arik Maimon, CEO

Next Group Holdings, Inc.

1111 Brickell Avenue, Suite 2200

Miami, Florida 33131

-and-

PLEASANT KIDS7   INC.

Pleasant Kids, Inc. may hereinafter be referred to as "PLKD" or the "Company".

Robert Rico, CEO

Calvin Lewis, President

Pleasant Kids, Inc.

2600 W. Olive Avenue, SF Burbank, California 95150

Next Group and PLKD hereby agree as follows:

1.  The Transaction. At the closing (the "Closing"), subject to the satisfaction of all conditions precedent contained in the definitive Transaction Agreement(s) to be developed and executed prior to the Closing, the parties acknowledge:

(i)  As of the date hereof, PLKD has 9.5 Billion shares of common stock authorized with a par  value of  $0.001  (each  a "Common  Share), of  which  14,642,917

Common   Shares  are  issued  and  outstanding;   50,000,000   shares  of  Series  A Preferred are authorized  and issued and outstanding and entitled to vote 25 shares of Common stock per 1 share of Series A Preferred Stock and are convertible into Common  Stock at a ratio of 25 shares of Common  Stock per 1 share of Series A Preferred Stock; and 10,000,000  shares of Series B Preferred Stock are authorized and $8,600,000  are issued and outstanding  and  the Preferred B Shares are entitled to vote 1,000  shares of Common  Stock per 1 share of Series B Preferred Stock and are not convertible into Common Stock.  PLKD has no options, convertible securities,  warrants and/or  other rights convertible  or exchangeable  for shares in PLKD   authorized   nor   issued   and   outstanding   except   for   (x)   $109,110in Convertible   Notes  held  by  LG  Capital,  Service  Trading  Company  of  which $62,000.00   is  outstanding,   it  being   understood   closing   shall   be  subject   to consolidation  of notes and the notes if converted  cannot in the aggregate  receive more than  9.9% of the PLKD,  and  (y) approximately  $35,000  of debt  recently raised by Company and thus credited against the $150,000 described below.

(ii)       NGH will merge  into PLKD and PLKD will  be the surviving  entity.   As of the closing of such merger, PLKD will cancel and issue new shares of common and preferred stock as set forth hereinbelow.

(iii)      Upon the closing, the Officers and Directors of PLKD will appoint Arik Maimon as Chief  Executive  Officer, President,  and Chairman  of the Board of Directors. The other unfilled Officer and Director positions such as Treasurer, and Secretary, will be appointed  by the NGH Board of Directors. PLKD will issue new or there will be an exchange  of shares of common and preferred stock as set forth herein below.

(iv)

The  NGH  Shareholders  will  exchange  100%  of  NGH  shares  in  exchange  for

75,357,083  common shares (subject to restrictions  described  below)  in PLKD as per the terms of the exchange agreement  mutually  agreed  by the parties wherein that  75,357,083 shares shall represent as of the closing  75.357% based on a total of  One  Hundred  Million  Shares  of  Common  Stock  issued  and  outstanding  in PLKD on a fully diluted  basis after the conversion or cancellation  of the Class A Preferred Shares but not including the purchase of the Class B Preferred Shares as described below. The 75,357,083  common shares in PLKD shall be distributed to the shareholders of NGH as follows: 48.256% of such Common Shares shall be registered and issued to Arik Maimon; 1.163% of such Common Shares shall be registered and issued to Laivi Forta; 1.163% of such Common Shares shall be registered and issued to Natali Dadon; 8.227% of such Common Shares shall be registered  and issued to Michael  A. De Prado; 9.448%  of such Common  Shares shall be registered  and issued to Ali Guven Kivilcim;  28.343% of such Common Shares  shall  be  registered  and  issued  to  Huseyin  Kizanlikli;  0.581%  of  such Common  Shares shall be registered  and issued to Vedat Kalkuz; 0.581% of such Common Shares shall be registered and issued to Larry J. Kolb, 1.163% of such Common  Shares shall be registered and issued to David Bernard, .785% of such Common  Shares  shall  be  registered  and  issued  to  Deng  Ventures,  LLC,  and .291% of such Common  Shares  shall be registered  and issued to Jung  M. Park (collectively, the '"Next Group Parties").   The percentages referenced in the foregoing paragraph are percentages of the 75,357,083 shares. Laivi Forta, Natali Dadon, David Bernard, Deng Ventures, LLC, and Jung M. Park shall assign the voting rights to all of their restricted common shares to Arik Maimon.

(v)       At the time of the merger closing, NGH for the benefit of the NGH Parties will purchase 100% of the total issued and outstanding PLKD Preferred Class B shares on a fully diluted basis from Robert Rico and Calvin Lewis free and clear of all liens and restrictions for $150,000;  it being understood the Preferred Class B Shares shall be held in escrow until the entire $150,000 has been paid to Robert Rico and Calvin Lewis; it being further understood that the voting powers and other rights relating the Series B Preferred shares while in escrow belong to the owners thereof (i.e. former NGH shareholders) and not the pledgee (Robert Rico and Calvin Lewis), unless there is a default after a 5 day opportunity to cure by NGH and then the voting rights immediately return to Robert Rico and Calvin Lewis.  The $150,000 shall be paid to Robert Rico and Calvin Lewis, as defined herein below, on a ratio of 23% of any capital raised by the NGH until the NGH has raised $650,000 dollars in financing (convertible notes, equity, debt financing, or any other type of financing) acceptable to NGH. After any successful financing the NGH shall disburse the 23% within two business days to Robert Rico and Calvin Lewis. If the NGH fails to disburse the 23% within 2 business days hours there will be 10% interest added to the outstanding funding that is owed to Robert Rico and Calvin Lewis as well as a $500 dollar per day penalty.  If NGH  does not raise $650,000 within 3 calendar months after the closing date, then NGH shall have 1 year from the end of such 3 month period to pay any portion of the $150,000 which remains outstanding and NGH shall pledge the Preferred Class B Shares as security for the payment with an independent escrow agent.  As of the date hereof, $35,000 of $650,000 has been raised and the entire was paid to Mr. Rico and Mr. Lewis. Therefore, the $150,000 owed has been reduced by $35,000 and only is $115,000 is outstanding.

Once the $150,000 has been paid to Robert Rico and Calvin Lewis the Series B Preferred shares will be released from escrow and distributed to the NGH Shareholders as follows: 4,350,000 of the Series B Preferred Shares shall be registered and issued to Arik Maimon; 100,000  of the Series B Preferred Shares shall be registered and issued to Laivi Forta; 100,000 of the Series B Preferred Shares shall be registered and issued to Natali Dadon; 700,000 of the Series B Preferred Shares shall be registered and issued to Michael A. De Prado; 812,500 of the Series B Preferred Shares shall be registered and issued to Ali Guven Kivilcim; 2,437,500 of the Series B Preferred Shares shall be registered and issued to Huseyin Kizanlikli; 50,000 of the Series B Preferred Shares shall be registered and issued to Vedat Kalkuz; 50,000 of the Series B Preferred Shares shall be registered and issued to Larry J. Kolb, collectively, the "Next Group Series B Parties"). The remaining 1,400,000 of Preferred B shares shall remain authorized but not issued.

(vi)      As of the closing, PLKD and the holders of the Preferred Class A shares will convert Preferred Class A shares into 10% of the Common Shares at a valuation equalto    10%   of    100,000,000   common   shares   (10,000,000   Common Shares)("Pleasant Kids Parties Common Shares"), divided among the following: 4,000,000  Common  Shares  shall be  registered  to  Robert  Rico;  3,000,000 Common Shares shall be registered to Calvin Lewis; 2,100,000 Common Shares shall be registered to Haim Yeffet; 450,000 Common Shares shall be registered to Jerry Miller; and 450,000 Common Shares shall be registered to Karen Sierra (Rico, Lewis, Yeffet, Miller, and Sierra, all,  collectively, the "Pleasant  Kids Parties"). Upon such conversion, there shall be no more issued and outstanding Preferred Class A shares in PLKD and PLKD shall cancel all Class A Shares and change the articles so that no more Class A Shares shall be authorized to be issued. The issuance of the Pleasant Kids Parties Common Shares shall not dilute the Next Group Parties percent ownership of the total  issued and outstanding shares  on  a  fully  diluted  basis  in  PLKD.    To  avoid  confusion  as  of  and immediately  after  the  closing,  the  Next   Group  Parties  shall  own  shares representing 75.357%, the Pleasant Kids Parties shall own shares representing 10% and others shall own the remainder percent (14.643%) of the total issued and outstanding shares of Common Stock based on One Hundred Million Common Stock Shares outstanding in the PLKD.  In conjunction with the delivery of the Common Shares to the Pleasant Kids Parties the Company will also deliver all necessary documentation so that the Pleasant Kids Parties can deposit their Common Shares with a broker dealer, (such documentation will include but not be limited to; Board Resolution issuing the shares; Reliance letter, Non-Affiliate Letters, and Affirmation Letters.).   The holders of the Pleasant Kids Parties will assign their voting rights to Arik Maimon for as long as they hold the Pleasant Kids Parties Common Shares in the original names; however, as soon as the Pleasant Kids Parties Common Shares are sold the voting rights return to those who acquired the shares.

(vii)     The Pleasant Kids Parties agree to be bound by a separate leak out agreement (the "Leak Out Agreement") in connection with the execution of this Term Sheet. The Leak Out Agreement will be for a term of six months from the issuance of the Common Shares  (the "Leak  Out  Period")  and will  restrict the  Pleasant  Kids Parties from selling more than 10% of their shares per month ("Leak Out Percentage"). As an example, if a shareholder had 12,000,000 shares that shareholder would only be able to sell 1,200,000 shares per month. The 10% allotment does not rollover to the next month and cannot be combined. During the Leak Out Period, PLKD will not be permitted to reverse split its common shares and PLKD will have the first right of refusal to re-purchase the Pleasant Kids Parties Leak Out Percentage for a 20 percent discount to market based on the highest trading price of the Common stock over the previous 10 trading days, during the first 10 days of every month.

(viii)

The Pleasant Kids Parties hereby represent and warrant that, as of the date of this Term Sheet, the Company duly owes the total amount of $108,668 to two officers of the Company, Robert Rico and Calvin Lewis, for funds they from time to time loaned to the Company, and that, of such total amount, $91,693 is owed to Mr. Rico and $16,975 is owed to Mr. Lewis (the "Officer Loan Debts").  The Pleasant Kids Parties hereby further represent and warrant that, as of the date of this Term Sheet, the Company also owes Messrs. Rico and Lewis, collectively, the amount of $203,487 in deferred compensation (the "Deferred Officer Compensation"). Robert Rico and Calvin Lewis hereby jointly and severally represent and warrant that (a) PLKD has no liabilities, claims, and/or obligations (the "Liabilities") except as set forth herein (whether known or unknown, contingent or otherwise) and the $42,000 owed to Frank Iglesias except as set forth in Exhibit A attached hereto and (b) PLKD is not subject to any claims, leases, obligations, lawsuits, proceedings,   investigations,  or   otherwise  ,  and  (c)  The  total   issued  and outstanding stock and owners thereof are set forth in Exhibit B and there are no other issued stock and/or convertible securities or options except as specifically described herein. These representations shall survive closing for 3 years and both must sign relating to these representations. The current business (the assets and liabilities, known and unknown) of PLKD will be spun off into a new entity of which the Next Group Parties and PLKD shall not receive any ownership interest in such new entity.   All Liabilities shall be assumed by the entity taking on the legacy assets and Robert Rico and Calvin Lewis shall cause PLKD to be released from all such Liabilities within six months after the closing; it being understood any liabilities not satisfied may be satisfied and reduce the amounts owed to Rico and Lewis dollar for dollar.   In the final definitive agreement, Rico and Lewis rather than PLKD will make various representations and warranties relating to claims, liabilities, lawsuits, contracts, debts and so forth. The new entity and Rico and Lewis shall be responsible for any and all tax implications relating to the spin off.

(ix)

Upon the completion of the payment of $150,000 to Messrs. Rico and Lewis, collectively, they shall irrevocably  forgive,  discharge,  cancel,  and  extinguish 100% of the Officer Loan Debts and 100% the Deferred Officer Compensation in consideration for the Company at the Closing irrevocably selling, convey, and transferring  to  Messrs.  Rico  and  Lewis,  free  and  clear  of  any  liens  and encumbrances, essentially all title, rights, and interest in and appurtenant to all of the legacy assets of Pleasant Kids, Inc. relating to its Alkaline Waters and All Natural Juices products (the "Pleasant Kids Beverage Business"), including, without limitation, all copyrighted, trademarked, website, marketing materials, contracts, and intellectual properties of the Pleasant Kids Beverage Business, and all  accounts  receivable  and  accounts  payable  relating  thereto,  as  well  as  all existing contracts with Miami Children's  Hospital, Milam's Markets IGA, ISSF, Ritz-Carlton, and Sunshine Beverage relating to the Pleasant Kids Beverage Business; and after such spin off the Pleasant Kids Beverage Business shall be owned and operated by Messrs. Rico and Lewis as an entirely separate business with no affiliation to the Company.

(x)       Within 72 days of Closing or as required by law, NGH shall provide PLKD and all regulatory authorities of competent jurisdiction and purview with audited financial statements as required by the rules and regulations promulgated by the Securities and Exchange Commission and other applicable laws and regulations.

(xi)      Following the delivery of the audited financials, PLKD shall begin the process of changing its name to Next Group Holdings, or a similar name which does not include any or all of the words ''Pleasant Kids".

(xii)   Before the legal deadlines for such filings, PLKD shall file all required documentation with the Securities and Exchange Commission, FINRA, and such other regulatory bodies as necessary and required to legally effect the transactions contemplated herein.

(xiii)   The closing shall occur as set forth in the definitive merger agreements signed by the parties.

2. Binding Effect, This Term Sheet is binding upon this Definitive Agreement,

Whereas, NGH and Pleasant Kids Parties hereby agree to use all necessary diligence and take all necessary actions to negotiate, execute and deliver definitive Transaction Agreement(s) and any other definitive agreements and instruments along the lines of the agreements and instruments customary for transactions such as those contemplated herein, to effect the transactions contemplated herein, on or prior to August 15, 2015, unless such deadline is extended by the mutual consent of the parties.   All terms and conditions concerning the Transaction shall be stated in the Transaction Agreement(s).

3. Representations and Warranties The Transaction Agreement(s) will contain representations and warranties customary to reverse merger and spin-off transactions of the types contemplated herein, including without limitation, representations and warranties by both parties as to (a) the accuracy and completeness of its financial statements, (b) the absence of a material adverse change in the condition (financial or otherwise), business, properties, assets or prospects of each party, (c) absence of pending or threatened material litigation, investigations or other matters affecting the acquisition; and (d) the incorporation, organization, valid existence, good standing and capitalization of each party.

4.  Conditions to Consummation of the Agreement.  The respective obligations of the parties with respect to the Agreement shall be subject to satisfaction of conditions customary to transactions of this type, including without limitation, (a) execution of the Transaction Agreement(s) by all parties; (b) obtaining all requisite regulatory, administrative, PCAOB approved audit of the NGH, or governmental authorizations and consents; (c) approval of the Transaction Agreement(s) by the shareholders and boards of directors of NGH and PLKD, (d) absence of any material adverse change in the conditions (financial or otherwise), businesses, properties, assets or prospects of PLKD or NGH (e) absence of pending or threatened litigation, investigations or other matters affecting PLKD, NGH   or the Agreement, (g) satisfactory completion by each of NGH and PLKD of due diligence investigations of the other party; (h) confirmation that the representations and warranties of each party are true and accurate in all respect; and (i) PLKD shall refrain from issuing additional shares of stock  options, warrants, convertible  securities and/or rights other than the issuances of stock referenced  herein or taking any other dilutive measures or actions or measures or actions which would adversely affect the financial condition of the Company.

5.  Access. Each party will furnish the other party with copies of documents and such other information as reasonably requested and required.

6.  Conduct of Business.  Until the Closing, PLKD and NGH shaH conduct their businesses in the ordinary course, consistent with the present conduct of business and their recent historical practices, with no dividend or stock distributions.   Further, there shall be no material changes in either  of  NOH's or PLKD's salary  or  bonus  plans  prior to the  Closing;  it  being  understood PLKD shall not obligate PLKD in any manner that is outside the ordinary  course of business; it being further understood that such obligations shall be assumed as provided above relating to the transfer of the legacy business.

7.  Expenses.  Notwithstanding anything   herein  to  the  contrary,   if  the  Transaction   is  not consummated  for any reason whatsoever, each party hereto shaH bear and pay all fees, costs and expenses  (including  legal  fees  and  accounting  fees)  ("Fees  and  Expenses")   that  have  been incurred  or that  are  incurred  by such  party  in connection  with  the transactions  contemplated herein.

8. Confidentiality      The    parties     acknowledge     that    until    a    mutually-agreed     public announcement of the transactions contemplated herein, the terms and existence of this agreement may be deemed material non-public information under the Securities Exchange Act of 1934, and shall govern their activities accordingly.  Each of the parties hereto agrees that it will not use, or permit the use of, any of the information  relating to PLKD or NGH respectively furnished to one another in connection with this agreement or the Transaction Agreement(s) ("Confidential Information"),  except  publicly  available  or  freely  usable material  as otherwise  obtained  from another source, in a manner or for a purpose detrimental to PLKD or  NGH otherwise than in connection  with this letter, the Agreement and the transactions contemplated hereby and thereby. None  of the  parties  hereto  will,  and each  party  will  cause  its directors,  officers,  employees, agents  and  representatives not  to,  disclose,  divulge,  provide  or  make  accessible  any  of  the Confidential   Information   to   any   person   or   entity,   other   than   their   responsible   officers, employees, advisors or attorneys or otherwise as required by law or regulation.

9. Miscellaneous.     This  Term  Sheet  shall  be governed  by the  laws of the State  of  Florida without  regard to conflict  of law principles. This Letter constitutes  the entire understanding and agreement between the parties hereto with respect to its subject matter and supersedes all prior or contemporaneous agreements,  representations,  warranties  and  understandings  of  such  parties (whether oral or written) with respect to matters contemplated  hereby.  No promise, inducement, representation or agreement, other than as expressly set forth herein, has been made to or by the parties hereto. This Letter may be amended only by written agreement, signed by the parties to be bound by the amendment.

10.  Termination.    This Agreement will expire at the earlier of a closing or in sixty (60) days from the date of execution unless extended at any time by mutual consent of the parties.  Upon such expiration regardless of the reason, this Agreement shall have no force except as to the Confidentiality provisions contained herein and the parties shaH be released from all obligations under this memorandum. If for any reason PLKD or NGH does not fulfill all of its obligations as prescribed in this memorandum of understanding, any and all NGH or PLKD assets vended into or removed from PLKD shall be returned to Next Group or restored to PLKD without let or encumbrance.

If the foregoing accurately reflects your understanding of the agreement between the parties with respect to the subject matter hereof, please execute this document in the appropriate spaces below, intending to be bound, whereupon this Term Sheet will form a binding agreement between the parties, effective as of the date first written above.

Agreed and Accepted:		Agreed and Accepted:
Pleasant Kids, Inc.		Next Group Holding, Inc.
/s/ Robert Rico		/s/ Arik Maimon
By:	Robert Rico, CEO	By:	Arik Maimon, CEO

Pleasant Kids, Inc.
/s/ Calvin Lewis
By:	Calvin Lewis, President